                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 1999


                           Howmet International Inc.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-13645                                          52-1946684
          -----------------------------------------------------------
  Commission File Number                    (IRS Employer Identification No.)


             475 Steamboat Road, Greenwich, CT           06836-1960
             ------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)


                                 (203) 661-4600
                                 --------------
                         Registrant's Telephone Number
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                             ITEM 5   OTHER EVENTS

            The following news release was issued on March 11, 1999.


                      HOWMET PROPOSED DEBARMENT WITHDRAWN


          Greenwich, CT, March 11 -- The U.S. Department of the Air Force has withdrawn the notice of proposed debarment against Howmet Corporation, which Howmet received on March 3, 1999. Outside of its Cercast operations, there was no allegation of wrongdoing of any kind associated with Howmet. Free of the proposed and now terminated action, Howmet Corporation is now able to resume accepting U.S. government contracts and subcontracts.

          The notice of proposed debarment with respect to the Howmet-Cercast (Canada) subsidiary continues in effect. Cercast is actively cooperating with its customers and government agencies in the investigation of the relevant issues and is vigorously implementing remedial action. A presentation to the Air Force with respect to corrective actions at the Cercast operations is scheduled for later this month.

This press release includes forward-looking statements, including actions to be taken by the Company. Pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers that such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in those statements. These risks and uncertainties include, but are not limited to, the effectiveness of ethics and compliance programs and others detailed in Exhibit
99.1 to the Company's Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

                             (end of press release)

                                  *    *    *

          The letter from the Department of the Air Force terminating the notice of proposed debarment of Howmet Corporation is set forth below:

                                                  10 March 1999

Mr. David Squier
Chief Executive Officer
Howmet Corporation
475 Steamboat Road
Greenwich, CT 06830


          Re:  Termination of Proposed Debarment

Ladies and Gentlemen:


          This is to advise you that I am terminating the proposed debarment of Howmet Corporation, issued by the Air Force on February 17, 1999. Based upon the administrative record, including your representations, I have concluded that Howmet Corporation's continued ineligibility for Government contracting is not necessary at this time, pending the review of your submission to be provided to us, and a determination as to Howmet Corporation's present responsibility.

          The decision to terminate is based solely upon the information currently before me and does not limit or restrict the Air Force or any other agency of the Government from instituting administrative action, including suspension or debarment, should such action be necessary to protect the Government's business interests.


                                     Sincerely,



                                     STEVEN A. SHAW
                                     Deputy General Counsel
                                     Contractor Responsibility



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOWMET INTERNATIONAL INC.
                                      (Registrant)



                                      By: /S/ Roland Paul
                                        ---------------
                                        Roland Paul
                                        Vice President


Date:     March 12, 1999